SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
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                                 FORM 8-K
                              CURRENT REPORT
                               May 23, 2002

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: May 14, 2002



                         ALANCO TECHNOLOGIES, INC.
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          (Exact name of registrant as specified in its charter)




       Arizona                                             86-0220694
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   (State or other jurisdiction                        (I.R.S. Employer
    of incorporation or organization)                 Identification No.)




            15575 N. 83rd Way, Suite 3, Scottsdale, Arizona 85260
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            (Address of principal executive offices) (Zip Code)




                               (480) 607-1010
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              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

A special shareholders' meeting was held on May 14, 2002 where shareholders approved the issuance of shares relative to the acquisition of the operations of Technology Systems International, Inc. A proxy statement pertaining to the acquisition, which included the Amended Agreement and required financial information, was filed on April 22, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) THE FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Technology Systems International, Inc. ("TSI") were included with the related proxy statement filed on April 22, 2002.

        (b)  PRO FORMA FINANCIAL INFORMATION.   Required Pro Forma financial
             information was included in the proxy statement filed on April 22, 2002.

        (c) EXHIBITS. See proxy statement filed on April 22, 2002 for all exhibits relevant to the Technology Systems International, Inc. acquisition.



Date: May 23, 2002                         ALANCO TECHNOLOGIES, INC.
                                           ------------------------
                                           Registrant

                                           /s/ John A. Carlson
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                                           John A. Carlson
                                           Chief Financial Officer